                                                                    EXHIBIT 99.1


                         FORM OF LETTER OF TRANSMITTAL

                       Offer to Exchange All Outstanding
               12 1/2% Pass Through Trust Certificates due 2007,
                           representing interests in
                         12 1/2% Senior Notes due 2007
                                      for
              12 1/2% Pass Through Exchange Certificates due 2007,
                           representing interests in
                         12 1/2% Senior Notes due 2007
                                   issued by
                                 TRANSTEL S.A.

                           Pursuant to the Prospectus
                          dated                 , 1998
                                 ______________

------------------------------------------------------------------------------
 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON            , 1998 (AS SUCH DATE MAY BE EXTENDED, THE
 "EXPIRATION DATE").
------------------------------------------------------------------------------
                                 ______________

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              MARINE MIDLAND BANK


    By Registered or Certified Mail:          By Hand or Overnight Delivery:
    -------------------------------           -----------------------------

          Marine Midland Bank                      Marine Midland Bank
        140 Broadway, Level A                     140 Broadway, Level A
      New York, New York 10005-1180            New York, New York 10005-1180
   Attention:  Corporate Trust Services     Attention:  Corporate Trust Services


                             Confirm by Telephone:
                                 (212) 658-5931

                            Facsimile Transmissions:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 658-2292


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by Original Certificateholders (as defined herein) either if 12 1/2% Pass Through Trust Certificates due 2007, representing interests in 12 1/2% Senior Notes due 2007 issued by Transtel S.A. (the "Original Certificates") are to be forwarded herewith or if tenders of Original Certificates are to be made by book-entry transfer to an account maintained by Marine Midland Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Original Certificates" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

     Holders of Original Certificates (the "Original Certificateholders") whose certificates are not immediately available or who cannot deliver their Original Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

ALL TENDERING ORIGINAL CERTIFICATEHOLDERS COMPLETE THIS BOX:

-----------------------------------------------------------------------------------------
                      DESCRIPTION OF ORIGINAL CERTIFICATES TENDERED
-----------------------------------------------------------------------------------------
Name and Address of Registered Original            ORIGINAL CERTIFICATE(S) ENCLOSED
        Certificateholder(s)                            (PLEASE LIST BELOW--
(IF BLANK, PLEASE FILL IN, EXACTLY AS            ATTACH ADDITIONAL LIST IF NECESSARY.
 APPEARS ON ORIGINAL CERTIFICATE(S))           IF YOU CANNOT LOCATE ANY OF YOUR ORIGINAL
                                                             CERTIFICATES,
                                              CHECK THE SMALL BOX IMMEDIATELY BELOW THIS
                                                                TABLE.)
-----------------------------------------------------------------------------------------
                                                    ORIGINAL              NUMBER OF
                                                  CERTIFICATE       ORIGINAL CERTIFICATES
                                                   NUMBER(S)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                              Total Number of
                                              Original
                                              Certificates
-----------------------------------------------------------------------------------------

[ ]    Check here if you cannot locate any of your Original Certificate(s) and require assistance in replacing the same.  Upon receipt of notification on this Letter of Transmittal, the Exchange Agent will contact you directly with replacement instructions.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
     DTC Account Number
     Transaction Code Number

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Original Certificateholder(s)
     Window Ticket Number (if any)
     Date of Execution of Notice of Guaranteed Delivery
     Name of Institution which Guaranteed Delivery
         If Guaranteed Delivered is to be made By Book-Entry Transfer:

Name of Tendering Institution _________________________________________________

DTC Account Number ____________________________________________________________

Transaction Code Number _______________________________________________________


[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL CERTIFICATES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL CERTIFICATES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     Address:
                 ------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Transtel Pass Through Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), the above described number of certificates representing 12 1/2% Pass Through Trust Certificates due 2007 (the "Original Certificates"), issued by the Trust, representing a pro rata interest in 12 1/2% Senior Notes due 2007 (the "Senior Notes"), issued by Transtel S.A. (the "Company" or "Transtel"), a sociedad anonima incorporated under the laws of the Republic of Colombia, in exchange for a like number of certificates representing 12 1/2% Pass Through Exchange Certificates due 2007 (the "Exchange Certificates"), issued by the Trust, representing a pro rata interest in the Senior Notes, which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and
subject to the conditions set forth in the Prospectus dated                 ,
1998, (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Certificates tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Original Certificates as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Trust in connection with the Exchange Offer) with respect to the tendered Original Certificates, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver the Original Certificates to the Company or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Certificates to be issued in exchange for such Original Certificates, (ii) present such Original Certificates for transfer, and to transfer the Original Certificates on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Original Certificates, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL CERTIFICATES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL CERTIFICATES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL CERTIFICATES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED IN THE PROSPECTUS). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Original Certificates (the "Original Certificateholder(s)") tendered hereby should be printed above, if they are not already set forth above, as they appear on the Original Certificates. The Original Certificate number(s) and the number of Original Certificates that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Original Certificates are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Certificates than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Original Certificates will be returned (or, in the case of Original Certificates tendered by book-entry transfer, such Original Certificates will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Original Certificates pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Original Certificates" in the Prospectus and in the instruction will, upon the Trust's acceptance for exchange of such tendered Original Certificates, constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Trust may not be required to accept for exchange any of the Original Certificates tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Certificates be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Certificates, that such Exchange Certificates be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Certificates not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Certificates, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver Exchange Certificates to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING ORIGINAL CERTIFICATES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY OR THE TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE CERTIFICATES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF EXCHANGE CERTIFICATES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE CERTIFICATES. BY TENDERING ORIGINAL CERTIFICATES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, AN ORIGINAL CERTIFICATEHOLDER WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL CERTIFICATES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL CERTIFICATES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE CERTIFICATES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES
ACT).

     THE COMPANY AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE CERTIFICATES RECEIVED IN EXCHANGE FOR ORIGINAL CERTIFICATES, WHERE SUCH ORIGINAL CERTIFICATES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE CERTIFICATES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL CERTIFICATES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL CERTIFICATES AND EXECUTING THIS LETTER OF TRANSMITTAL OR DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE CERTIFICATES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY OR THE TRUST HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING

BROKER-DEALER OR THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE CERTIFICATES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE CERTIFICATES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE CERTIFICATES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE CERTIFICATES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE CERTIFICATES MAY BE RESUMED, AS THE CASE MAY BE.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Certificates received in exchange for Original Certificates pursuant to the Exchange Offer must notify the Company or the Trust, or cause the Company or the Trust to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

     The Original Certificateholders whose Original Certificates are accepted for exchange will not receive Distributions on such Original Certificates after May 1, 1998 and the undersigned waives the right to receive any Distribution on such Original Certificates accumulated from May 1, 1998. Accordingly, holders of Exchange Certificates ("Exchange Certificateholders") as of the record date for the payment of Distributions on November 1, 1998 will be entitled to Distributions accumulated from May 1, 1998.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Original Certificates tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

--------------------------------------------------------------------------------

                    ORIGINAL CERTIFICATEHOLDER(S) SIGN HERE
                         (See Instructions 2, 5 and 6)
     (Note:  Signature(s) must be guaranteed if required by Instruction 2)

     The following must be signed by registered holder(s) exactly as name(s) appear(s) on the Original Certificates hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Trust or the Exchange Agent to comply with the restrictions on transfer applicable to the Original Certificates). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


                (SIGNATURE(S) OF ORIGINAL CERTIFICATEHOLDER(S))

Date _____________, 1998

Name(s) _______________________________________________________________________
                                (PLEASE PRINT)

Area Code(s) and Telephone Number _____________________________________________

               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 2 and 5)

Authorized Signature __________________________________________________________

Name __________________________________________________________________________
                                (PLEASE PRINT)

Date _____________, 1998

Capacity or Title _____________________________________________________________

Name of Firm __________________________________________________________________

Address _______________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

--------------------------------------------------------------------------------

----------------------------------------

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 and 6)

To be completed ONLY if Exchange
Certificates and/or any Original
Certificates that are not tendered
are to be issued in the name of
someone other than the registered
Original Certificateholder whose
name(s) appear(s) above.

Issue:

[ ]  Exchange Certificates to:
[ ]  Original Certificates not
     tendered to:

Name ____________________________
          (PLEASE PRINT)

Address _________________________

_________________________________

_________________________________
      (INCLUDE ZIP CODE)


__________________________________
   (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

------------------------------------



SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 6)

To be completed ONLY if Exchange
Certificates and/or any Original
Certificates that are not tendered
be sent to someone other than the
registered Original Certificateholder
whose name(s) appear(s) above, or the
registered holder(s) at an address
other than that shown above.

Mail:

[ ]  Exchange Certificates to:
[ ]  Original Certificates not
     tendered to:

Name ____________________________
          (PLEASE PRINT)

Address _________________________

_________________________________

_________________________________
      (INCLUDE ZIP CODE)


__________________________________
   (TAXPAYER IDENTIFICATION OR
     SOCIAL SECURITY NO.)

------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF LETTER OF TRANSMITTAL AND ORIGINAL CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Original Certificates" in the Prospectus and an Agent's Message is not delivered or Original Certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such Original Certificates into the Exchange Agent's account at DTC (a "book-entry confirmation"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Trust and the Company may enforce the Letter of Transmittal against such participant. Original Certificates may be tendered in whole or in part in principal amount of not less than $250,000 and integral multiples of $1,000 in excess thereof; provided that, if any Original
                                                --------
Certificates are tendered for exchange in part, the untendered thereof must be $250,000 or any integral multiple of $1,000 in excess thereof.

     Original Certificateholders who wish to tender their Original Certificates and (i) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, (ii) who cannot deliver their Original Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) whose Original Certificates are not immediately available may tender their Original Certificates by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Original Certificates" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Original Certificates (or a book-entry confirmation) representing tendered Original Certificates, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Original Certificates" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Certificates to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF ORIGINAL CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING ORIGINAL CERTIFICATEHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither the Company nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Certificates) of Original Certificates tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Original Certificates are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Certificates" is inadequate, the Certificate number(s) of Original Certificates and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Certificates will be accepted only in the amount of $250,000 and integral multiples of $1,000 in excess thereof, provided that if any Original Certificates are tendered for
                   --------
exchange in part, the untendered thereof must be $250,000 or any integral multiple of $1,000 in excess thereof. All Original Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Certificates may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Certificates to be withdrawn, the aggregate amount of Original Certificates to be withdrawn, and (if Certificates for Original Certificates have been tendered) the name of the registered Original Certificates as set forth on the Original Certificates, if different from that of the person who tendered such Original Certificates. If Certificates for the Original Certificates have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of the Original Certificates, the tendering holder must submit the serial numbers shown on the particular Original Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Certificates tendered for the account of an Eligible Institution. If Original Certificates have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Original Certificates," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Certificates, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Original Certificates may not be rescinded. Original Certificates properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Original Certificates."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Trust, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, the Trust, any affiliates or assigns of the Company or the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Certificates which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Original Certificates tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Original Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

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

     If any tendered Original Certificates are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal or any Original Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of Companies or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust, in their sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Original Certificates listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Certificates are to be issued in the name of a person other than the registered Original Certificateholder(s). Signature(s) on such Original Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Certificates listed, the Original Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Trust or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Original Certificates. Signatures on such Original Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Certificates are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Certificates are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Original Certificates not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. IRREGULARITIES. The Company and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Certificates, which determination shall be final and binding on all parties. The Company and the Trust reserve the absolute right, in their sole and absolute discretion, to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company and the Trust, be unlawful. The Company and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Original Certificates of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Certificates will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, the Trust, any affiliates or assigns of the Company, the Trust, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. The Company and the Trust reserve the absolute right, subject to applicable law, to waive satisfaction of any or all conditions enumerated in the Prospectus.

     10. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Certificates, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Certificates for exchange.

     Neither the Company, the Trust, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Certificates nor shall any of them incur any liability for failure to give any such notice.

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     11.  LOST, DESTROYED OR STOLEN ORIGINAL CERTIFICATES.  If any Original
Certificates have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Original Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Original Certificate(s) have been followed.

     12. SECURITY TRANSFER TAXES. Holders who tender their Original Certificates for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Certificates are to be delivered to, or are to be issued in the name of, any person other than the registered Original Certificateholder tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Certificates in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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